UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 30, 2005
Date of Report (Date of Earliest Event Reported)

HARRIS INTERACTIVE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

135 Corporate Woods, Rochester, New York	14623

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (585) 272-8400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.
Item 2.06. Material Impairments.
SIGNATURES

Harris Interactive Inc. (the “Company”) is filing this Current Report on Form 8-K/A to provide the estimates required by Item 2.05 and Item 2.06 which were omitted, as permitted by the Instructions to Form 8-K, from the Company’s Current Report on Form 8-K filed on April 5, 2005.

SECTION 2 — FINANCIAL INFORMATION

Item 2.05. Costs Associated with Exit or Disposal Activities.

On April 5, 2005, the Company announced that on March 30, 2005, the Board of Directors approved a plan to sell the Company’s Japanese subsidiaries (“HI Japan”). On May 3, 2005, the Company determined certain charges associated with the plan to sell HI Japan, and those charges are reflected in the Company’s results for the quarter ended March 31, 2005.

For the quarter ended March 31, 2005, the Company recorded a $3.0 million charge for the impairment of the goodwill attributable to HI Japan, and a $0.2 million charge to reflect the anticipated costs associated with the sale HI Japan. As a result of recording these charges, the Company now believes that the book value of the assets attributable to HI Japan approximates the fair value of those assets, less any anticipated selling costs. However, it is possible that additional charges may be incurred during the period up to and including the date that HI Japan is sold. The Company expects such charges, if any, to be incurred on or before March 31, 2006. The Company does not expect such charges to result in future cash expenditures, other than the $0.2 million charge referred to above.

Item 2.06. Material Impairments.

The discussion set forth under Item 2.05 above is incorporated by reference herein.

This Current Report on Form 8-K/A contains forward-looking statements that involve risks and uncertainties. The statements contained in this Current Report on Form 8-K/A that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding expectations, beliefs, intentions or strategies regarding the future. All forward-looking statements included in this Current Report on Form 8-K/A are based on the information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statement. Actual results could differ materially from the results discussed herein. Factors that might cause or contribute to such differences include, but are not limited to, those discussed in the risk factors section set forth in other reports or documents the Company files from time to time with the Securities and Exchange Commission, such as our Annual Report on Form 10-K filed September 8, 2004 for the fiscal year ended June 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC.
(Registrant)

	By:	/s/ Frank J. Connolly, Jr.

	Name:	Frank J. Connolly, Jr.
	Title:	Chief Financial Officer and
Corporate Secretary (Principal
Financial Officer)
Dated: May 9, 2005